Exhibit 21.1
                                AMPEX CORPORATION
                              LIST OF SUBSIDIARIES

                                                       Jurisdiction of
Name                                                   Incorporation

Ampex Data Systems Corporation ........................Delaware
Ampex Finance Corporation .............................Delaware
Ampex Holdings Corporation (1).........................Delaware
Ampex International Sales Corporation .................California
Ampex Canada Inc. .....................................Canada
Ampex Cintas Magneticas, S.A. .........................Mexico
Ampex de Colombia, S.A. ...............................Colombia
Ampex de Mexico, S.A. de C.V (2). .....................Mexico
Ampex do Brasil Electronica Ltd. ......................Brazil
Ampex Europa GmbH .....................................Germany
Ampex Great Britain Limited ...........................United Kingdom
Ampex International S.A. ..............................Switzerland
Ampex Italiana SRL (2) ................................Italy
Ampex Japan Ltd........................................Japan
Ampex S.A. (2) ........................................Belgium
Ampex S.A.R.L. ........................................France
Electronica Ampex S.A.C.I. (2) ........................Argentina

(1)        Incorporated on January 20, 1998.
(2)        Dissolution pending.




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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


           We consent to the incorporation by reference in (i) the registration statement of Ampex Corporation on Form S-8 (File No. 33-77664), (ii) the registration statement of Ampex Corporation on Form S-8 (File No. 33-92640),
(iii) the Post-Effective Amendment No. 1 on Form S-3 to Form S-1 registration statement of Ampex Corporation (File No. 33-91312) and (iv) the registration statement of Ampex Corporation on Form S-3 (File No. 333-5115), of our reports dated February 20, 1998 on our audits of the consolidated financial statements and financial statement schedules of Ampex Corporation as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995, which reports are included in this Annual Report on Form 10-K.

/s/ Coopers & Lybrand L.L.P.
----------------------------
COOPERS & LYBRAND L.L.P.

San Francisco, California
March ___, 1998


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